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                                                                   EXHIBIT 10.62



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     Reference is made to that certain Agreement dated August 28, 1997 between the undersigned, Jeremiah J.J. van Vuuren, as "Executive" and Wang Laboratories, Inc. as the "Company."

     Based on good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be bound hereby, the parties agree as follows:

(1) Paragraph 8 of the Agreement is hereby amended and restated in full as follows:

     The terms and conditions of (i) this Agreement, (ii) that certain agreement between you and Wang Laboratories Ireland B.V., entered into contemporaneously with this Agreement, regarding your employment outside of the United Kingdom, and (iii) that certain Agreement between you and WLI, dated as of February 23, 1994, and as amended, set forth the entire understanding of the parties in connection with your employment by the Company and its subsidiaries and, by your signature below, you expressly acknowledge that such terms and conditions supersede and restate the terms and conditions set forth in the 1993 Employment Agreement.

     The parties hereby ratify the Agreement as amended hereby without further changes. This Amendment to the Agreement is executed as a document under seal this __ day of July, 1998.

                                                  Wang Laboratories, Inc.,

                                                  By: _________________________
                                                      Joseph M. Tucci
                                                      Chairman of the Board and
                                                      Chief Executive Officer

AGREED:

By: ________________________
    Jeremiah J.J. van Vuuren